Exhibit 99.1

BoxInterferences@uspto.gov
Tel: 571-272-9797	Entered: February 27, 2019

UNITED STATES PATENT AND TRADEMARK OFFICE

BEFORE THE PATENT TRIAL AND APPEAL BOARD

Eric Q. Li

and

Quian Diao

Junior Party

(Patent 7,685,077 C1),

v.

Jason Weston

and

Isabelle Guyon,

Senior Party

(Application 12/994,197).

(Patent Interference No. 106,066) (JTM)

(Technology Center 2100)

Before SALLY GARDNER LANE, JAMES T. MOORE,

and DEBORAH KATZ, Administrative Patent Judges.

MOORE, Administrative Patent Judge.

DECISION ON MOTIONS

37 C.F.R. § 41.125

Interference 106,066 (JTM) – Li v. Weston – Motions Decision

1	I. Background

2	An interference was declared under 35 U.S.C. § 135(a). Paper 1. Eric Q. Li

3	and Quian Diao (“Li”) were assigned the status of junior party with an initial

4	application filing date of July 20, 2006. Id., 6. Jason Weston and Isabelle Guyon.

5	(“Weston”) were assigned the status of senior party with an initial application

6	filing date of January 31, 2005. Id.

7	The interference count is as follows (with a minor typographical correction):

8	Count 1. A method, comprising:
9	determining a value for each feature in a group of features
10	provided by a training data;
11	eliminating at least one feature with one of a minimum value
12	and a maximum value from the group;
13	retrieving a kernel data from a buffer;
14	subtracting a matrix from the kernel data to provide an updated
15	kernel data, each component of the matrix comprising a dot product of
16	two of training samples provided by at least a part of the training data
17	that corresponds to the eliminated feature;
18	updating the value for each feature of the group based on the
19	updated kernel data;
20	repeating of eliminating the at least one feature from the group
21	and updating the value for each feature of the group until a number of
22	features in the group reaches a predetermined value to generate a
23	feature ranking list;
24	recognizing a new data corresponding to the group of features
25	with the feature ranking list.

26

27	Paper 1, 5.

28	Following a conference call on November 9, 2016, the following motions

29	were authorized in an order dated November 15, 2016 (Paper 17):

30	Li Motion 1 – to redefine the scope of the interference to add claims 1–38 of

31	Weston Patent 8,095,483 (“the ’483 patent”), claims 1–19 of Weston Patent

Interference 106,066 (JTM) – Li v. Weston – Motions Decision

1	7,542,959 (“the ’959 patent”), and claims 1–23 of Weston Patent 7,117,188 (“the

2	’188 patent”). Id, 2.

3	Li Motion 2 – seeking benefit for Count 1 of the filing date of International

4	Patent Application No. PCT CN2005 001242, filed August 11, 2005. Id.

5	Li Motion 4 – seeking judgment of unpatentability of the Weston claims

6	corresponding to Count 1, on the basis of 35 U.S.C. § 101. Id.

7	Weston Motion 1 – seeking benefit for Count 1 of the filing dates of PCT

8	Application No. PCT/US2002/035576, filed November 7, 2002; U.S. Application

9	No. 10/057,849, filed January 24, 2002; and US Provisional Applications

10	60/263,696, 09/633,410, and 60/191,219.

11	Weston Motion 4 – seeking judgment of unpatentability under 35 U.S.C.

12	§101 as being directed to non-statutory subject matter.

13	Certain (but not all) authorized motions, oppositions, and replies, along with

14	exhibit lists and the exhibits, have been filed by the parties. The motions are ready

15	for decision. We find that the record is complete enough to obviate the need for

16	oral argument. Li’s and Weston’s requests for Oral Argument (Papers 142 and

17	143) are therefore denied.

18	Weston filed a priority statement relying upon its earliest claimed priority

19	date of February 24, 2000. Paper 91.

20	Li filed a priority statement indicating it was relying on the benefit date

21	accorded in the Declaration (Paper 1), namely July 20, 2006. Paper 23.

22	Consequently, given that the benefit issues are dispositive, we take up the benefit

23	and priority issues first. 37 C.F.R. § 41.125(a).

24

25

Interference 106,066 (JTM) – Li v. Weston – Motions Decision

1	II. Li Motion 2 – Benefit

2

3	Li elected not to file authorized Li Motion 2 for benefit.

4	Li states:

5	Junior Party Li requested, and was authorized to file, a motion under Bd. R.
6	121(a)(1)(ii) and Standing Order ¶ 208.4.1 to be accorded the benefit for
7	Count 1 of the filing date of International Patent Application No. PCT
8	CN2005 001242. Paper No. 14, 2; Paper No. 17, 2, 4. This authorized
9	motion was styled Li Motion 2. Paper No. 17, 2, 4. Li hereby provides
10	notice that it will not be filing Li Motion 2.

11

12	Paper 22, 1.

13

14	In the absence of Li Motion 2, it becomes readily apparent that Li cannot

15	prevail on priority in this case. In fact, Li admits as much.

16	In Li Opposition 1, Li states:

17	Li is not contesting priority of invention in this interference, and the January
18	31, 2005 priority date already accorded to Weston predates Li’s July 20,
19	2006 accorded priority date. Thus, even if Weston’s earliest requested
20	priority date of August 2000 were awarded, it would have no effect on a
21	priority determination in this interference.

22

23	Paper 125, 1.

24	Inasmuch as we “shall determine” issues of priority and “may determine”

25	questions of patentability, we next consider whether we should exercise our

26	discretion to address the remaining issues in this interference. 35 U.S.C. § 135(a).

27

28

29

Interference 106,066 (JTM) – Li v. Weston – Motions Decision

1	III. Other Motions

2	After Li Paper 22 was filed, Weston indicated it was not filing Weston

3	Motion 4 regarding unpatentability of Li’s claims. Paper 63.

4	That leaves, in terms of motions pending for resolution:

5	Weston Motion 1 – seeking benefit of the filing dates of PCT Application

6	No. PCT/US2002/035576, filed November 7, 2002; U.S. Application No.

7	10/057,849, filed January 24, 2002; and US Provisional Applications 60/263,696,

8	09/633,410, and 60/191,219. As Weston will prevail on priority, and we take up

9	no other motions, we need not decide this motion. Weston Motion 1 is therefore

10	DISMISSED.

11	Weston thus has no motions remaining in this interference.

12	Li Motion 1 – to redefine the scope of the interference to add claims 1–38 of

13	Weston Patent 8,095,483 (“the ’483 patent”) claims 1–19 of Weston Patent

14	7,542,959 (“the ’959 patent”) and claims 1–23 of Weston Patent 7,117,188 (“the

15	’188 patent”). Id, 2. Given that Li has conceded priority, we no longer see the

16	need to decide this motion, as it adds numerous patents, claims, and complexity to

17	the proceedings, which determination has become superfluous in light of the

18	discharge of this issue of priority in this proceeding. Moreover, but not the sole

19	basis for our decision, we are dubious of the legal concept of maintaining a patent-

20	patent interference within the Office, which this motion essentially requests.

21	We therefore DISMISS Li Motion 1.

22	Li Motion 4 – seeking judgment of unpatentability of the Weston claims

23	corresponding to Count 1, on the basis of 35 U.S.C. § 101. Id.

24	This is the central issue remaining before the Board for resolution. Should

25	we exercise our discretion under 35 U.S.C. § 135(a) and consider the issues raised

Interference 106,066 (JTM) – Li v. Weston – Motions Decision

1	in Li Motion 4 when they are unnecessary to the determination of priority? After

2	carefully considering the facts and posture of this particular case, we determine

3	that we should not.

4	On the one hand, the issues were briefed to the Board.

5	On the other hand, the issues are unrelated to the central issue of priority.

6	Furthermore, had it been made clear from the outset that Li would not file Li

7	Motion 2 (which was, ultimately, the sole reason for proceeding in this

8	interference) we would have entered judgment much earlier and not authorized the

9	motions at all. Additionally, given the intervening development of caselaw and

10	official guidance under 35 U.S.C. § 101, we would require updated briefing on this

11	matter as to the state of the law. Finally, this matter has been pending sufficiently

12	long as to make that route unappealing from a cost and additional delay standpoint.

13	Consequently, we exercise our discretion to DISMISS Li Motion 4, as the

14	central issue of priority has been addressed in this proceeding.

15

16	VI. Order

17	Li Motion 1 is DISMISSED.

18	Li Motion 4 is DISMISSED.

19	Weston Motion 1 is DISMISSED.

20	A judgment against Junior Party Li accompanies this decision.

Interference 106,066 (JTM) – Li v. Weston – Motions Decision

cc (electronic delivery):

Attorneys for Junior Party Li – (Intel Corporation)

R. Danny Huntington

William N. Hughet

Rothwell, Figg, Ernst & Manbeck, P.C.

dhuntington@rfem.com

whughet@rfem.com

Amanda J. Tessar

Kourtney Mueller Merrill

Perkins Coie, LLP

atessar@perkinscoie.com

kmerrill@perkinscoie.com

Attorneys for Senior Party Weston – (Health Discovery Corporation)

Eleanor Musick

Scott H. Davison

Musick Davison, LLP

eleanor@mdiplaw.com

scott@mdiplaw.com

Stuart S. Levy

Stuart S. Levy, LLC

stuartslevyllc@gmail.com

7